SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 24, 2009

CHEYENNE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-140204	76-0672176
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7305 Calle Sagrada
Bakersfield, California 93309
(Address of principal executive office)

Issuer's telephone number:  (661) 332-0882

Section 9                      Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

Attached as Exhibit 17.1 is correspondence from former director Daniel Motsinger regarding the Company’s Form 8-K filed on November 30, 2009, reporting his resignation as an officer and director of the Company.

17.1           Correspondence from Daniel Motsinger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cheyenne Resources, Inc. (formerly Atlas Oil & Gas, Inc.)

Date: December 1, 2009	/s/ Thomas J. Cunningham
Thomas J. Cunningham, President